UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2013

Fairway Group Holdings Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35880 (Commission File Number)	74-1201087 (IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027

(Address of Principal Executive Offices)

(646) 616-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 3, 2013, Fairway Group Acquisition Company, a Delaware corporation (the “Borrower”) and a wholly-owned subsidiary of Fairway Group Holdings Corp. (the “Company”), entered into an amendment to its senior credit agreement to:

•                  provide for a reduction in the interest rate margin from 5.50% to 4.00% for LIBOR rate Loans and 4.50% to 3.00% for alternate base rate Loans;

•                  provide for a reduction in the “LIBOR floor” applicable to LIBOR rate Loans from 1.25% to 1.00% and applicable to alternate base rate Loans from 2.25% to 2.00%;

•                  reset the voluntary prepayment premium in connection with certain voluntary prepayments to apply only through November 3, 2013 rather than February 14, 2014; and

•                  eliminate the interest coverage financial covenant and modify the capital expenditures and maximum total leverage financial covenants.

These reductions are expected to reduce the Company’s annualized interest payments by approximately $4.8 million. The Company further expects that the fees and expenses incurred in connection with the amendment will be paid back through reduced interest payments in approximately nine months.

The foregoing descriptions of the amendment to the Company’s senior credit agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the amendment, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

A copy of the press release relating to the amendment to the Company’s senior credit facility is filed as Exhibit 99.1 hereto

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties.  The ability of the Company to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s prospectus dated April 16, 2013, which was filed with the SEC on April 17, 2013, under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements”.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 4.1

AMENDMENT NO. 1 dated as of May 3, 2013 (a) to the CREDIT AGREEMENT dated as of February 14, 2013 (the “Credit Agreement”), among FAIRWAY GROUP ACQUISITION COMPANY, a Delaware corporation (the “Borrower”), FAIRWAY GROUP HOLDINGS CORP., a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) and (b) to the GUARANTEE AND COLLATERAL AGREEMENT dated as of February 14, 2013 (the “Collateral Agreement”), among the Borrower, Holdings, certain of the Borrower’s subsidiaries party thereto and the Administrative Agent.

Exhibit 99.1	Press Release issued May 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2013	Fairway Group Holdings Corp.

	By:	/s/ Edward C. Arditte
		Name:	Edward C. Arditte
		Title:	Executive Vice President—Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.1

AMENDMENT NO. 1 dated as of May 3, 2013 (a) to the CREDIT AGREEMENT dated as of February 14, 2013 (the “Credit Agreement”), among FAIRWAY GROUP ACQUISITION COMPANY, a Delaware corporation (the “Borrower”), FAIRWAY GROUP HOLDINGS CORP., a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) and (b) to the GUARANTEE AND COLLATERAL AGREEMENT dated as of February 14, 2013 (the “Collateral Agreement”), among the Borrower, Holdings, certain of the Borrower’s subsidiaries party thereto and the Administrative Agent.

Exhibit 99.1	Press Release issued May 6, 2013.